UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 9, 2023
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001757925

Citigroup Commercial Mortgage Trust 2018-C6

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number: 0001592182)

Ladder Capital Finance LLC

(Central Index Key Number: 0001541468)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number: 0001558761)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-20 (Commission File Number of the issuing entity)	83-3048990 83-3069082 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street Trading, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The DUMBO Heights Portfolio mortgage loan, an asset of Citigroup Commercial Mortgage Trust 2018-C6 (the "Issuing Entity"), is being serviced pursuant to the pooling and servicing agreement, dated as of November 1, 2018 (the "BMARK 2018-B7 PSA"), by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, which governs the issuance of the Benchmark 2018-B7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B7. The BMARK 2018-B7 PSA was filed as Exhibit 4.2 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 11, 2018, under Commission File No. 333-207132-20.

Effective as of November 9, 2023, the directing holder with respect to the DUMBO Heights Portfolio whole loan under the BMARK 2018-B7 PSA, has removed LNR Partners, LLC as special servicer with respect to the DUMBO Heights Portfolio whole loan under the BMARK 2018-B7 PSA, and has appointed Green Loan Services LLC to act as successor special servicer with respect to the DUMBO Heights Portfolio whole loan under the BMARK 2018-B7 PSA. A copy of the related Acknowledgment and Assumption of Proposed Special Servicer for the DUMBO Heights Portfolio Whole Loan under the BMARK 2018-B7 PSA dated November 9, 2023 is attached hereto as Exhibit 20.1.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment and Assumption of Proposed Special Servicer for the DUMBO Heights Portfolio Whole Loan, dated November 9, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: November 9, 2023